                                                                    Exhibit 99.1


                         United States Bankruptcy Court
                          Eastern District Of Kentucky
                                Ashland Division

IN RE:                                                         CASE NO. 03-10078

DEBTOR(S)                                                             CHAPTER 11



           Monthly Operating Report For Month Ending November 1, 2003



         Comes now Ashland Steel Liquidating Company, fka Kentucky Electric Steel, Inc., debtor in possession and herby submits its Monthly Operating Report for the Periods commencing September 28, 2003 and ending November 1, 2003 as shown by the report and exhibits consisting of 14 pages and containing the following, as indicated:


___X____    Monthly Reporting Questionnaire (Attachment 1)
___X____    Comparative Balance Sheets (Forms OPR - 1 & OPR - 2)
___X____    Summary of Accounts Receivable (Form OPR - 3)
___X____    Schedule of Post - Petition Liabilities (Form OPR - 4)
___X____    Statement of Income (Loss) Form OPR - 5)
___X____    Statement of Sources and Uses of Cash (Form OPR - 6)




         I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy was delivered to the U.S. Trustee.





Date: 11-19-03                  DEBTOR
      --------
                                By:      /s/ William J. Jessie
                                    ----------------------------------
                                              (Signature)

                                Name & Title:    William J. Jessie, President
                                              --------------------------------
                                                  (Print or Type)

                                Address:           US Route 60
                                ----------------------------------------------
                                                 Ashland, KY 41101
                                ----------------------------------------------


                                Telephone Number:  (606) 929 - 1200
                                                  ----------------------------

                                                           Attachment 1 (Page 1)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly Reporting Questionnaire


CASE NAME: Ashland Steel Liquidating Company
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: NOVEMBER


1. Payroll - State the amount of all executive wages paid and taxes withheld and paid

                                                                       Wages Paid                            Taxes(1)
  Name and Title of                                        ----------------------------------- ------------------------------------
      Executive                                                Gross              Net                   Due               Paid
      ---------                                                -----              ---                   ---               ----
William J. Jessie -                                           $ 17,580           $ 12,122             $ 3,808            $ 3,808
(President and CFO)
-----------------------------------------------------------------------------------------------------------------------------------
William H. Gerak -                                                   -                  -                   -                  -
(Vice President of Administration)
-----------------------------------------------------------------------------------------------------------------------------------
Joseph E. Harrison -                                                 -                  -                   -                  -
(Vice President of Sales and Marketing)
-----------------------------------------------------------------------------------------------------------------------------------
Jack W. Mehalko -                                                    -                  -                   -                  -
(Interim President)
-----------------------------------------------------------------------------------------------------------------------------------
Total Executive Payroll:                                      $ 17,580           $ 12,122             $ 3,808            $ 3,808
                                              -------------------------------------------------------------------------------------


2. Insurance - Is workers' compensation and other insurance in effect? Yes Are Payments Current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder pr cover page.


Type                            Name of    Coverage                   Expiration      Premium        Date of Coverage Pd.
                                Carrier     Amount      Policy #         Date         Amounts               Through
                                -------    --------     --------         ----         -------               -------
Casualty:
                               -----------------------------------------------------------------------------------------------
Workers Comp.
                               -----------------------------------------------------------------------------------------------

General Liability:
                               -----------------------------------------------------------------------------------------------

Vehicle:
                               -----------------------------------------------------------------------------------------------

Other  (Specify)
                               -----------------------------------------------------------------------------------------------

(1) Taxes include payments made by the employer.

                                                           Attachment 1 (Page 2)
                                   Chapter 11
                            Monthly Operating Report
                         Monthly reporting Questionnaire

CASE NAME: Ashland Steel Liquidating Company
              fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: OCTOBER
3. Bank Accounts

                                                                           Account Type
                                     --------------------------------------------------------------------------------------------
                                       Operating             Tax                    Payroll               Other         Total
                                       ---------             ---                    -------               -----         -----
Bank Name                            See attached Exhibit A
                                     --------------- -------------------- ---------------------------- -------------

Account #
                                     --------------- -------------------- ---------------------------- -------------

Beginning Book Balance
                                     --------------- -------------------- ---------------------------- ------------- ------------

Plus: Deposits
                                     --------------- -------------------- ---------------------------- ------------- ------------

Less: Disbursements
                                     --------------- -------------------- ---------------------------- ------------- ------------

Other:
                                     --------------- -------------------- ---------------------------- ------------- ------------
Transfers

------------------------------------ --------------- -------------------- ---------------------------- ------------- ------------

Ending Book Balance
                                     --------------- -------------------- ---------------------------- ------------- ------------

4. Postpetition Payments - List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary)


Payments To
-----------

Professionals (attorneys, accountants, etc.):

                                                           Amount                    Date                       Check #
                                                     -------------------- ---------------------------- --------------------------

Arter & Hadden                                   (1)         $    16,129
------------------------------------                 -------------------- ---------------------------- --------------------------


------------------------------------                 -------------------- ---------------------------- --------------------------
                                               TOTAL         $    16,129

Prepetition Creditors:
Senior Note
      (Cigna &  Modern Woodmen of America)                   $ 1,174,163             Daily             Swept out of Lockbox
      ----------------------------------------       -------------------- ---------------------------- --------------------------
Revolving line of Credit
(National City & SunTrust)                                   $ 1,038,087             Daily             Swept out of Lockbox
------------------------------------                 -------------------- ---------------------------- --------------------------


------------------------------------                 -------------------- ---------------------------- --------------------------


------------------------------------                 -------------------- ---------------------------- --------------------------


------------------------------------                 -------------------- ---------------------------- --------------------------
                                               TOTAL         $ 2,212,250


(1) Based upon agreed court order, this liability was paid by applying the retainer previously advanced to the firm.

           ASHLAND STEEL LIQUIDATING COMPANY
           FKA KENTUCKY ELECTRIC STEEL, INC.
    CASH SUMMARY FOR THE MONTH ENDING NOVEMBER 1, 2003
                                                                       EXHIBIT A

                                                Workers           Health     Cash Collateral                        Triton/
                                             Compensation        Benefits        Lockbox            General     Republic Note
                                            -------------     -------------   -------------      -------------  -------------

Bank Name                                   National City     National City   National City      National City  National City
                                                                                                                Private Client
                                                                                                                     Group

Account #                                     754202055         754202063      754119200              70936836   4090-K001-00-7
                                                                                                         98239

Beginning Book Balance                        $ 100,000          $      -      $ 291,726          $ (6,874,873)     $ 137,442

Plus: Deposits                                        -                 -        167,433                     -              -

Less: Disbursements                                   -                 -              -                26,699              -

Transfers/Other:
  Transfers
      Transfer to NCB Office Account                                                                   (20,000)

  Other
      Payment to noteholders
      Paydown on line of credit                                                                      1,030,838
      Paydown on line/fund general account                                       (53,948)               53,948

                                              ---------          -------       ---------          ------------      ---------
Ending Book Balance                           $ 100,000          $      -      $ 405,212          $ (5,836,786)     $ 137,442
                                              =========          =======       =========          ============      =========


                                                           Office       Professional        Fee              Total
                                            Tax/Other      Account      Fees Account      Account        All Accounts
                                            ---------      -------      ------------     ---------       ------------

Bank Name                                   Bank One    National City  National City   National City



Account #                                   626225676      39353008      754201618      754202397
                                            626225668

Beginning Book Balance                      $   4,169      $ 35,336      $ 100,425     $2,900,000      $ (3,305,775)(1)

Plus: Deposits                                      -             -          3,871              -           171,304

Less: Disbursements                             4,144        34,586              -              -            65,429

Transfers/Other:
  Transfers
      Transfer to NCB Office Account                         20,000                                               -

  Other
      Payment to noteholders                                                           (1,174,163)       (1,174,163)
      Paydown on line of credit                                                        (1,030,838)                -
      Paydown on line/fund general account                                                                        -
                                            ---------      --------      ---------     ----------      ------------
Ending Book Balance                         $      25      $ 20,750      $ 104,295     $  695,000      $ (4,374,062)
                                            =========      ========      =========     ==========      ============


(1) The cash summary reconciles to the Monthly
        Operating Report as follows:

                                                                                           September 27, 2003   November 1, 2003
                                                                                          -------------------  -----------------

                                                                        Cash                    $    176,947       $    158,217
                                                                        Restricted Cash            3,392,151          1,304,507
                                                                                          -------------------  -----------------
                                                                          Total Cash            $  3,569,098       $  1,462,724
                                                                                          ===================  =================


     The cash balance per this schedule is as follows:

                                                             Total Cash per Above               $ (3,305,775)      $ (4,374,062)
                                                                        Less: Amount
                                                                          Reported as
                                                                          Line of Credit          (6,874,873)        (5,836,786)
                                                                                          -------------------  -----------------

                                                                          Cash Balance          $  3,569,098       $  1,462,724
                                                                                          ===================  =================



CASE NAME: Ashland Steel Liquidating Company                         COMPARATIVE BALANCE SHEET                         FORM OPR - 1
              fka Kentucky Electric Steel, Inc.
                                                                                                                           REV 2/90
CASE NUMBER: 03-10078                                                MONTH ENDED: OCTOBER


                                                         February 5,     March 1,     March 29 ,      May 3,        May 31,
                                                             2003          2003          2003          2003          2003
ASSETS
CURRENT ASSETS
     Other Negotiable instruments (i.e.. CD's T-Bills)   $         -   $         -   $         -
                                                         -----------   -----------   -----------   -----------   -----------
     Accounts receivable (See OPR - 3)                     9,734,029     8,478,039     5,972,687     2,842,297     2,149,555
                                                         -----------   -----------   -----------   -----------   -----------
       Less allowance for doubtful accounts                        -             -             -             -             -
                                                         -----------   -----------   -----------   -----------   -----------
     Inventory, at lower of cost or market                10,346,543     7,815,001     2,462,067             -             -
                                                         -----------   -----------   -----------   -----------   -----------
     Prepaid expenses and deposits                         2,813,034     2,462,924     1,881,542     1,811,666     1,592,967
                                                         -----------   -----------   -----------   -----------   -----------
     Investments                                                   -             -             -             -             -
                                                         -----------   -----------   -----------   -----------   -----------
     Other: Operating Supplies, rolls, molds, etc          4,203,699     4,203,699     4,203,699     4,203,699     4,203,699
                                                         -----------   -----------   -----------   -----------   -----------
     Cash and Restricted cash                              1,092,575     1,931,782     1,291,023     1,433,979     1,475,449
                                                         -----------   -----------   -----------   -----------   -----------
     Other Assets                                             64,794        61,294        60,935        50,953        49,510
                                                         -----------   -----------   -----------   -----------   -----------
           TOTAL CURRENT ASSETS                          $28,254,674   $24,952,739   $15,871,953   $10,342,594   $ 9,471,180
                                                         -----------   -----------   -----------   -----------   -----------
     PROPERTY PLANT AND EQUIPMENT,
     AT COST                                             $         -   $         -   $         -   $         -   $         -
                                                         -----------   -----------   -----------   -----------   -----------
       Less accumulated depreciation                               -             -             -             -             -
                                                         -----------   -----------   -----------   -----------   -----------
     NET PROPERTY PLANT AND EQUIPMENT                    $19,452,338   $19,452,338   $19,452,338   $19,452,338   $19,452,338
                                                         -----------   -----------   -----------   -----------   -----------
     Other non current assets                                307,958       304,232       260,771       260,771       260,771
                                                         -----------   -----------   -----------   -----------   -----------
     Deferred finance charges                                558,815             -             -             -             -
                                                         -----------   -----------   -----------   -----------   -----------


     TOTAL ASSETS                                        $48,573,785   $44,709,309   $35,585,062   $30,055,703   $29,184,289
                                                         -----------   -----------   -----------   -----------   -----------


                                                           June 28,      August 2,    August 30,  September 27,  November 1,
                                                             2003          2003         2003          2003          2003
ASSETS

CURRENT ASSETS
     Other Negotiable instruments (i.e.. CD's T-Bills)
                                                         -----------   -----------   -----------   -----------   -----------
     Accounts receivable (See OPR - 3)                     1,866,505       169,979        73,728        58,513        53,807
                                                         -----------   -----------   -----------   -----------   -----------
       Less allowance for doubtful accounts                        -             -             -             -             -
                                                         -----------   -----------   -----------   -----------   -----------
     Inventory, at lower of cost or market                         -             -             -             -             -
                                                         -----------   -----------   -----------   -----------   -----------
     Prepaid expenses and deposits                         1,320,071     1,045,001       560,434       502,884       482,884
                                                         -----------   -----------   -----------   -----------   -----------
     Investments                                                   -             -             -             -             -
                                                         -----------   -----------   -----------   -----------   -----------
     Other: Operating Supplies, rolls, molds, etc          4,203,699     4,203,699     4,203,699             -             -
                                                         -----------   -----------   -----------   -----------   -----------
     Cash and Restricted cash                              1,195,760     1,063,461       839,488     3,569,098     1,462,724
                                                         -----------   -----------   -----------   -----------   -----------
     Other Assets                                             49,510        53,411        38,428        39,789        39,789
                                                         -----------   -----------   -----------   -----------   -----------
           TOTAL CURRENT ASSETS                          $ 8,635,545   $ 6,535,551   $ 5,715,777   $ 4,170,284   $ 2,039,204
                                                         -----------   -----------   -----------   -----------   -----------
     PROPERTY PLANT AND EQUIPMENT,
     AT COST                                             $         -   $         -   $         -   $         -   $         -
                                                         -----------   -----------   -----------   -----------   -----------
       Less accumulated depreciation                               -             -             -             -             -
                                                         -----------   -----------   -----------   -----------   -----------
     NET PROPERTY PLANT AND EQUIPMENT                    $19,354,479   $19,354,479   $19,354,479   $         -   $         -
                                                         -----------   -----------   -----------   -----------   -----------
     Other non current assets                                260,771       260,771       260,771       260,771       260,771
                                                         -----------   -----------   -----------   -----------   -----------
     Deferred finance charges                                      -             -             -             -             -
                                                         -----------   -----------   -----------   -----------   -----------


     TOTAL ASSETS                                        $28,250,795   $26,150,801   $25,331,027   $ 4,431,055   $ 2,299,975
                                                         -----------   -----------   -----------   -----------   -----------



* Itemize if value of "Other Assets" exceed 10% of "Total Assets."

                                                                                                        FORM OPR - 2
CASE NAME: Ashland Steel Liquidating Company           COMPARATIVE BALANCE SHEET                            REV 2/90
           fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078                                  MONTH ENDED: OCTOBER


                                         February 5,        March 1,       March 29,        May 3,          May 31,
                                             2003             2003           2003            2003            2003
LIABILITIES
POST PETITION LIABILITIES                $    204,746    $    702,564    $    947,405    $  1,111,679    $  1,303,592
                                         ------------    ------------    ------------    ------------    ------------
PRE PETITION LIABILITIES
                                         ------------    ------------    ------------    ------------    ------------
   Priority Debt                            2,629,975       2,592,107       2,098,489       2,068,489       2,068,489
                                         ------------    ------------    ------------    ------------    ------------
   Secured Debt                            30,530,705      27,658,910      23,544,655      19,613,859      19,021,483
                                         ------------    ------------    ------------    ------------    ------------
   Unsecured Debt                           9,426,688       9,433,310       8,691,905       8,301,017       8,301,017
                                         ------------    ------------    ------------    ------------    ------------
       TOTAL PRE PETITION LIABILITIES    $ 42,587,368    $ 39,684,328    $ 34,335,049    $ 29,983,364    $ 29,390,988
                                         ------------    ------------    ------------    ------------    ------------
            TOTAL LIABILITIES            $ 42,792,114    $ 40,386,892    $ 35,282,454    $ 31,095,043    $ 30,694,580
                                         ------------    ------------    ------------    ------------    ------------

   SHAREHOLDERS' EQUITY (DEFICIT)
   PREFERRED STOCK                       $          -    $          -    $          -
                                         ------------    ------------    ------------    ------------    ------------
   COMMON STOCK                                50,516          50,516          50,516          50,516          50,516
                                         ------------    ------------    ------------    ------------    ------------
   PAID-IN CAPITAL                         15,817,342      15,817,342      15,817,342      15,817,342      15,817,342
                                         ------------    ------------    ------------    ------------    ------------
   TREASURY STOCK                          (4,309,397)     (4,309,397)     (4,309,397)     (4,309,397)     (4,309,397)
                                         ------------    ------------    ------------    ------------    ------------
   RETAINED EARNINGS
                                         ------------    ------------    ------------    ------------    ------------
       Through filing date                 (5,776,790)     (5,776,790)     (5,776,790)     (5,776,790)     (5,776,790)
                                         ------------    ------------    ------------    ------------    ------------
       Post filing date                             -      (1,459,254)     (5,479,063)     (6,821,011)     (7,291,962)
                                         ------------    ------------    ------------    ------------    ------------
            TOTAL SHAREHOLDERS' EQUITY   $  5,781,671    $  4,322,417    $    302,608    $ (1,039,340)   $ (1,510,291)
                                         ------------    ------------    ------------    ------------    ------------

                TOTAL LIABILITIES AND
                SHAREHOLDERS' EQUITY     $ 48,573,785    $ 44,709,309    $ 35,585,062    $ 30,055,703    $ 29,184,289
                                         ------------    ------------    ------------    ------------    ------------

                                           June 28,        August 2,      August 30,     September 27,    November 1,
                                              2003            2003           2003            2003            2003

LIABILITIES
POST PETITION LIABILITIES                $  1,115,613    $  1,237,138    $  1,444,903    $  1,482,928    $  1,455,189
                                         ------------    ------------    ------------    ------------    ------------
PRE PETITION LIABILITIES
                                         ------------    ------------    ------------    ------------    ------------
   Priority Debt                            2,068,489       2,108,489       1,745,606       1,745,606       1,745,606
                                         ------------    ------------    ------------    ------------    ------------
   Secured Debt                            19,032,152      17,593,708      17,576,471      17,634,539      15,422,290
                                         ------------    ------------    ------------    ------------    ------------
   Unsecured Debt                           8,133,037       7,922,222       7,922,222       7,922,222       7,922,222
                                         ------------    ------------    ------------    ------------    ------------
       TOTAL PRE PETITION LIABILITIES    $ 29,233,678    $ 27,624,419    $ 27,244,299    $ 27,302,367    $ 25,090,118
                                         ------------    ------------    ------------    ------------    ------------
            TOTAL LIABILITIES            $ 30,349,291    $ 28,861,557    $ 28,689,202    $ 28,785,295    $ 26,545,307
                                         ------------    ------------    ------------    ------------    ------------

   SHAREHOLDERS' EQUITY (DEFICIT)

   PREFERRED STOCK
                                         ------------    ------------    ------------    ------------    ------------
   COMMON STOCK                                50,516          50,516          50,516          50,516          50,516
                                         ------------    ------------    ------------    ------------    ------------
   PAID-IN CAPITAL                         15,817,342      15,817,342      15,817,342      15,817,342      15,817,342
                                         ------------    ------------    ------------    ------------    ------------
   TREASURY STOCK                          (4,309,397)     (4,309,397)     (4,309,397)     (4,309,397)     (4,309,397)
                                         ------------    ------------    ------------    ------------    ------------
   RETAINED EARNINGS
                                         ------------    ------------    ------------    ------------    ------------
       Through filing date                 (5,776,790)     (5,776,790)     (5,776,790)     (5,776,790)     (5,776,790)
                                         ------------    ------------    ------------    ------------    ------------
       Post filing date                    (7,880,167)     (8,492,427)     (9,139,846)    (30,135,911)    (30,027,003)
                                         ------------    ------------    ------------    ------------    ------------
            TOTAL SHAREHOLDERS' EQUITY   $ (2,098,496)   $ (2,710,756)   $ (3,358,175)   $(24,354,240)   $(24,245,332)
                                         ------------    ------------    ------------    ------------    ------------

                TOTAL LIABILITIES AND
                SHAREHOLDERS' EQUITY     $ 28,250,795    $ 26,150,801    $ 25,331,027    $  4,431,055    $  2,299,975
                                         ------------    ------------    ------------    ------------    ------------

CASE NAME: Ashland Steel Liquidating Company        SUMMARY OF ACCOUNTS RECEIVABLE                                     FORM OPR - 3
          fka Kentucky Electric Steel, Inc.
                                                                                                                           REV 2/90
CASE NUMBER: 03-10078                               MONTH ENDED:  OCTOBER


                                                                    (1)              (1)              (1)                (1)
                                               TOTAL             CURRENT         1 - 30 DAYS     31 - 60 DAYS       OVER 60 DAYS
                                                                                  PAST DUE         PAST DUE           PAST DUE
DATE OF FILING: FEBRUARY 5, 2003           $ 10,089,029        $ 7,974,031       $ 1,611,266      $   479,232       $    24,500
                -------------------        ------------        -----------       -----------      -----------       -----------
  Allowance for doubtful accounts          $   (355,000)
                                           ------------        -----------       -----------      -----------       -----------
           Net accounts receivable         $  9,734,029
                                           ============

MONTH:        FEBRUARY - (March 1)         $  8,848,039        $ 6,254,947       $ 2,046,099      $   435,313       $   111,680
              ---------------------        ------------        -----------       -----------      -----------       -----------
  Allowance for doubtful accounts          $   (370,000)
                                           ------------        -----------       -----------      -----------       -----------
           Net accounts receivable         $  8,478,039
                                           ============

MONTH:        MARCH - (March 29)           $  6,357,687        $ 2,637,537       $ 2,788,675      $   684,222       $   247,253
              ---------------------        ------------        -----------       -----------      -----------       -----------
  Allowance for doubtful accounts          $   (385,000)
                                           ------------        -----------       -----------      -----------       -----------

           Net accounts receivable         $  5,972,687
                                           ============

MONTH:        April - (May 3)              $  3,227,297        $   758,907       $ 1,156,614      $   637,812       $   673,964
              ---------------------        ------------        -----------       -----------      -----------       -----------
  Allowance for doubtful accounts          $   (385,000)
                                           ------------        -----------       -----------      -----------       -----------
           Net accounts receivable         $  2,842,297
                                           ============

MONTH:        May - (May 31)               $  2,464,555        $   215,802       $    98,441      $ 1,176,753       $   973,560
              --------------------         ------------        -----------       -----------      -----------       -----------
  Allowance for doubtful accounts          $   (315,000)
                                           ------------        -----------       -----------      -----------       -----------
           Net accounts receivable         $  2,149,555
                                           ============

MONTH:        June - (June 28)             $  2,011,505        $    22,750       $         -      $    72,901       $ 1,915,853
              ---------------------        ------------        -----------       -----------      -----------       -----------
  Allowance for doubtful accounts          $   (145,000)
                                           ------------        -----------       -----------      -----------       -----------
           Net accounts receivable         $  1,866,505
                                           ============

MONTH:        July - (August 2)            $    214,979        $         -       $         -      $         -       $   214,979
              ---------------------        ------------        -----------       -----------      -----------       -----------
  Allowance for doubtful accounts          $    (45,000)
                                           ------------        -----------       -----------      -----------       -----------
           Net accounts receivable         $    169,979
                                           ============


MONTH:        August - (August 30)         $    113,728        $         -       $         -      $         -       $   113,728
              ---------------------        ------------        -----------       -----------      -----------       -----------
  Allowance for doubtful accounts          $    (40,000)
                                           ------------        -----------       -----------      -----------       -----------
           Net accounts receivable         $     73,728
                                           ============

MONTH:        September - (Sept. 27)       $     93,513        $         -       $         -      $         -       $    93,513
              ---------------------        ------------        -----------       -----------      -----------       -----------
  Allowance for doubtful accounts          $    (35,000)
                                           ------------        -----------       -----------      -----------       -----------
           Net accounts receivable         $     58,513
                                           ============

MONTH:        October - (Nov. 1)           $     88,807        $         -       $         -      $         -       $    88,807
              ---------------------        ------------        -----------       -----------      -----------       -----------
  Allowance for doubtful accounts          $    (35,000)
                                           ============
           Net accounts receivable         $     53,807
                                           ============


NOTE: Total accounts receivable net of allowance for doubtful accounts shown here must agree to Form OPR - 1.

(1) The Company sells to customers on various terms including 30 days, 45 days and 60 days. The aging reports are prepared showing current, 1 - 30 days past due, 31 - 60 days past due and over 60 days past due.

NAME: Ashland Steel Liquidating Company                      SUMMARY OF POST PETITION LIABILITIES                     FORM OPR - 4
                      fka Kentucky Electric Steel, Inc.
                                                                                                                          REV 2/90
NUMBER: 03-10078                                             MONTH ENDED: OCTOBER

                                           DATE      DATE       TOTAL AMOUNT         0 - 30      31 - 60      61 - 90       OVER
                                         INCURRED    DUE             DUE              DAYS         DAYS         DAYS      90 DAYS

TAXES PAYABLE

  Federal Income Tax
                                         --------  -------  -------------------   -----------  -----------  -----------  ----------

  FICA - Employer's Share
                                         --------  -------  -------------------   -----------  -----------  -----------  ----------

  FICA - Employee's Share
                                         --------  -------  -------------------   -----------  -----------  -----------  ----------

  Unemployment Tax
                                         --------  -------  -------------------   -----------  -----------  -----------  ----------

  Sales Tax
                                         --------  -------  -------------------   -----------  -----------  -----------  ----------

  Property Tax
                                         --------  -------  -------------------   -----------  -----------  -----------  ----------

                 TOTAL TAXES PAYABLE                               $   162,500      $ 162,500    $       -    $       -   $       -
                                         --------  -------  -------------------   -----------  -----------  -----------  ----------

  POSTPETITION SECURED DEBT                                 See attached Exhibit B
                                         --------  -------  -------------------   -----------  -----------  -----------  ----------

  POSTPETITION UNSECURED DEBT
                                         --------  -------  -------------------   -----------  -----------  -----------  ----------

  ACCRUED INTEREST PAYABLE
                                         --------  -------  -------------------   -----------  -----------  -----------  ----------

  TRADE ACCOUNTS PAYABLE & OTHER:
         (list separately)

  Total Trade & Other Accounts Payable                             $ 1,292,689      $ 508,525    $       -    $ 109,466   $ 674,698
  ------------------------------------   --------  -------  -------------------   -----------  -----------  -----------  ----------

                                                            See attached Exhibit C
  ------------------------------------   --------  -------  -------------------   -----------  -----------  -----------  ----------


  ------------------------------------   --------  -------  -------------------   -----------  -----------  -----------  ----------


  ------------------------------------   --------  -------  -------------------   -----------  -----------  -----------  ----------


  ------------------------------------   --------  -------  -------------------   -----------  -----------  -----------  ----------


  ------------------------------------   --------  -------  -------------------   -----------  -----------  -----------  ----------



  TOTALS                                                            $ 1,455,189      $ 671,025    $       -    $ 109,466  $ 674,698
                                          --------  -------  -------------------   -----------  -----------  ----------- -----------


  Attach separate page if necessary.

  Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2.

                       ASHLAND STEEL LIQUIDATING COMPANY               EXHIBIT B
                       FKA KENTUCKY ELECTRIC STEEL, INC.
              SUMMARY OF POST PETITION LIABILITIES - TAXES PAYABLE
                                NOVEMBER 1, 2003

                                                  DATE         DATE         TOTAL         0-30       31-60   61-90   OVER
                                                INCURRED       DUE           DUE          DAYS        DAYS   DAYS   90 DAYS
                                                --------     --------      -------      --------     -----   -----  -------

TAXES PAYABLE

    Property Tax
          2003 Prop. Tax Accrual (7 months)     02/05/03     12/31/03      140,000      140,000          -       -       -

    Kentucky license Tax (7 months)             02/05/03      Various       15,000       15,000          -       -       -

    Deleware Franchise Tax (7 months)           02/05/03      Various        7,500        7,500          -       -       -

                                                                          --------     --------      ---------------------
                   TOTAL TAXES PAYABLE                                    $162,500     $162,500      $   -   $   -   $   -
                                                                          ========     ========      =====================

POSTPETITION SECURED DEBT                                                        -            -          -       -       -

POSTPETITION UNSECURED DEBT                                                      -            -          -       -       -

ACCRUED INTEREST PAYABLE                                                         -            -          -       -       -

                        ASHLAND STEEL LIQUIDATING COMPANY             EXHIBIT C
                        FKA KENTUCKY ELECTRIC STEEL, INC.
    SUMMARY OF POST PETITION LIABILITIES - TRADE ACCOUNTS PAYABLES AND OTHERS
                                NOVEMBER 1, 2003


                                         DATE            DATE      TOTAL               0-30        31-60       61-90       OVER
Accounts Payable                       INCURRED           DUE       DUE                DAYS         DAYS       DAYS       90 DAYS
----------------                     --------------  ------------ -------------  ------------  ----------  -----------  -----------
Trade Accounts Payable
Ceridian                               10/31/03        11/10/03             50            50            -            -            -
Bowne                                  10/28/03        11/07/03            354           354            -            -            -
Core Risk Services                     10/30/03        11/29/03          1,069         1,069            -            -            -
Earle M Jorgensen Co.                  03/21/03           TBD            6,576         6,576            -            -            -
Ryerson Tull                            Various           TBD            4,170         4,170            -            -            -
CSX                                    04/04/03        04/19/03         27,000             -            -            -       27,000
                                                                  -------------  ------------  ----------  -----------  -----------
                                      TRADE ACCOUNTS PAYABLE        $   39,219     $  12,219       $    -    $       -    $  27,000
                                                                  -------------  ------------  ----------  -----------  -----------
Other
Accrued Professional Fees               Various           TBD       $  496,306     $ 496,306       $    -    $       -    $       -
Accrued sales leaseback transaction     Various           TBD          757,164             -            -      109,466      647,698
                                                                  -------------  ------------  ----------  -----------  -----------
                                      OTHER ACCOUNTS PAYABLE        $ 1,253,470    $ 496,306       $    -    $ 109,466    $ 647,698
                                                                  -------------  ------------  ----------  -----------  -----------

                                                                  -------------  ------------  ----------  -----------  -----------
                                      TOTAL ACCOUNTS PAYABLE        $ 1,292,689    $ 508,525       $    -    $ 109,466    $ 674,698
                                                                  -------------  ------------  ----------  -----------  -----------

CASE NAME: Ashland Steel Liquidating Company      STATEMENT OF INCOME (LOSS)                           FORM OPR - 5
            fka Kentucky Electric Steel, Inc.
                                                                                                           REV 2/90
CASE NUMBER: 03-10078                             MONTH ENDED: OCTOBER


                                         FEBRUARY          MARCH           APRIL            MAY             JUNE

NET REVENUE (INCOME)                   $  2,600,739    $  2,370,145    $  1,782,455    $     65,869    $     32,531
                                       ------------    ------------    ------------    ------------    ------------
COST OF GOODS SOLD
     Materials                                    -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
     Labor - Direct                               -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
     Manufacturing Overhead                       -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
         TOTAL COST OF GOODS SOLD        (3,089,476)     (6,532,328)     (2,521,368)       (310,114)       (315,408)
                                       ------------    ------------    ------------    ------------    ------------
GROSS PROFIT                                      -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
OPERATING EXPENSES                                -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
     Selling and Marketing                        -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
     General and Administrative            (370,304)       (393,192)       (600,050)       (226,351)       (208,446)
                                       ------------    ------------    ------------    ------------    ------------
     Other:                                       -               -               -               -               -
             -------------------       ------------    ------------    ------------    ------------    ------------
         TOTAL OPERATING EXPENSES      $   (370,304)   $   (393,192)   $   (600,050)   $   (226,351)   $   (208,446)


INCOME BEFORE INTEREST, DEPRECIATION
     TAXES OR EXTRAORDINARY EXPENSES   $   (859,041)   $ (4,555,375)   $ (1,338,963)   $   (470,596)   $   (491,323)
                                       ------------    ------------    ------------    ------------    ------------
INTEREST EXPENSE                             (2,060)         (2,403)         (2,987)         (2,403)         (2,403)
                                       ------------    ------------    ------------    ------------    ------------
MISCELLANEOUS                                     -               -               2           2,048         (94,479)
                                       ------------    ------------    ------------    ------------    ------------
DEPRECIATION                                      -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
INCOME TAX EXPENSE (BENEFIT)                      -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
LOSS ON SALE OF PLANT                             -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
WRITE-OFF OF DEFERRED FINANCING FEE        (545,404)              -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
WRITE-OFF OF OTHER DEFERRED CHARGES         (52,749)              -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
EXTRAORDINARY INCOME (EXPENSE)(1)                 -         537,969               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
         NET INCOME (LOSS)             $ (1,459,254)   $ (4,019,809)   $ (1,341,948)   $   (470,951)   $   (588,205)
                                       ============    ============    ============    ============    ============

                                                                                                          FILING
                                           JULY           AUGUST        SEPTEMBER        OCTOBER         TO DATE

NET REVENUE (INCOME)                   $          -    $          -    $          -    $          -    $  6,851,739
                                       ------------    ------------    ------------    ------------    ------------
COST OF GOODS SOLD
     Materials                                    -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
     Labor - Direct                               -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
     Manufacturing Overhead                       -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
         TOTAL COST OF GOODS SOLD          (389,439)       (395,627)              -               -     (13,553,760)
                                       ------------    ------------    ------------    ------------    ------------
GROSS PROFIT                                      -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
OPERATING EXPENSES                                -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
     Selling and Marketing                        -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
     General and Administrative            (224,470)       (248,071)        (88,482)        (53,819)     (2,413,185)
                                       ------------    ------------    ------------    ------------    ------------
     Other:  -------------------                  -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
         TOTAL OPERATING EXPENSES      $   (224,470)   $   (248,071)   $    (88,482)   $    (53,819)   $ (2,413,185)


INCOME BEFORE INTEREST, DEPRECIATION
     TAXES OR EXTRAORDINARY EXPENSES   $   (613,909)   $   (643,698)   $    (88,482)   $    (53,819)   $ (9,115,206)
                                       ------------    ------------    ------------    ------------    ------------
INTEREST EXPENSE                             (3,004)         (4,807)              -               -         (20,067)
                                       ------------    ------------    ------------    ------------    ------------
MISCELLANEOUS                                 4,653           1,086             594         162,727          76,631
                                       ------------    ------------    ------------    ------------    ------------
DEPRECIATION                                      -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
INCOME TAX EXPENSE (BENEFIT)                      -               -               -               -               -
                                       ------------    ------------    ------------    ------------    ------------
LOSS ON SALE OF PLANT                             -               -     (20,908,177)              -     (20,908,177)
                                       ------------    ------------    ------------    ------------    ------------
WRITE-OFF OF DEFERRED FINANCING FEE               -               -               -               -        (545,404)
                                       ------------    ------------    ------------    ------------    ------------
WRITE-OFF OF OTHER DEFERRED CHARGES               -               -               -               -         (52,749)
                                       ------------    ------------    ------------    ------------    ------------
EXTRAORDINARY INCOME (EXPENSE)(1)                 -               -               -               -         537,969
                                       ------------    ------------    ------------    ------------    ------------
         NET INCOME (LOSS)             $   (612,260)   $   (647,419)   $(20,996,065)   $    108,908    $(30,027,003)
                                       ============    ============    ============    ============    ============




(1) Amount is a non-cash item representing the write-off of unrecognized gain on sale and leaseback transaction.

CASE NAME: Ashland Steel Liquidating Company             STATEMENT OF SOURCES AND USES OF CASH                         FORM OPR - 6
             fka Kentucky Electric Steel, Inc.
                                                                                                                          REV 2/90
CASE NUMBER: 03-10078                                    MONTH ENDED: OCTOBER


                                                            FEBRUARY        MARCH          APRIL             MAY            JUNE
SOURCES OF CASH

     Income (Loss) From Operations                       $ (1,459,254)  $ (4,019,809)  $ (1,341,948)   $   (470,951)   $   (588,205)
                                                         ------------   ------------   ------------    ------------    ------------
           Add:  Depreciation, Amortization
           & Other Non-Cash Items                             558,815       (537,969)             -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
           Proceeds From Sale of Plant                              -              -              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
           CASH GENERATED FROM OPERATIONS                    (900,439)    (4,557,778)    (1,341,948)       (470,951)       (588,205)
                                                         ------------   ------------   ------------    ------------    ------------
     Add: Decrease in Assets:
               Accounts Receivable                          1,259,490      2,505,711      3,140,372         694,185         283,050
                                                         ------------   ------------   ------------    ------------    ------------
               Inventory                                    2,531,542      5,352,934      2,462,067               -               -
                                                         ------------   ------------   ------------    ------------    ------------
               Prepaid Expenses & Deposits                    350,110        581,381         69,875         218,699         272,896
                                                         ------------   ------------   ------------    ------------    ------------
               Property, Plant & Equipment                          -              -              -               -          97,859
                                                         ------------   ------------   ------------    ------------    ------------
               Other: Change in Other Long-Tem Assets           3,726         43,461              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
           Increase in Liabilities:
               Pre Petition Liabilities                             -              -              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
               Post Petition Liabilities                      497,818        244,841        164,274         191,913               -
                                                         ------------   ------------   ------------    ------------    ------------
           TOTAL SOURCES OF CASH (A)                     $  3,742,247   $  4,170,550   $  4,494,641    $    633,846    $     65,600
                                                         ------------   ------------   ------------    ------------    ------------


USES OF CASH
           Increase in Assets:
               Accounts Receivable                       $          -   $          -   $          -    $          -    $          -
                                                         ------------   ------------   ------------    ------------    ------------
               Inventory                                            -              -              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
               Prepaid Expenses & Deposits                          -              -              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
               Property, Plant & Equipment                          -              -              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
               Other accured expenses                               -              -              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
           Decrease in Liabilities:
               Pre Petition Liabilities                  $  2,903,040   $  4,811,310   $  4,351,685    $    592,376    $    157,310
                                                         ------------   ------------   ------------    ------------    ------------
               Post Petition Liabilities                            -              -              -               -         187,979
                                                         ------------   ------------   ------------    ------------    ------------
           TOTAL USES OF CASH (B)                        $  2,903,040   $  4,811,310   $  4,351,685    $    592,376    $    345,289
                                                         ------------   ------------   ------------    ------------    ------------
NET SOURCE (USE) OF CASH (A-B=NET)                       $    839,207   $   (640,760)  $    142,956    $     41,470    $   (279,689)
                                                         ------------   ------------   ------------    ------------    ------------
CASH - BEGINNING BALANCE (See OPR-1)                     $  1,092,575   $  1,931,782   $  1,291,022    $  1,433,979    $  1,475,449
                                                         ------------   ------------   ------------    ------------    ------------
CASH - ENDING BALANCE (See OPR-1)                        $  1,931,782   $  1,291,022   $  1,433,979    $  1,475,449    $  1,195,760
                                                         ============   ============   ============    ============    ============


                                                                                                                          FILING
                                                              JULY         AUGUST       SEPTEMBER        OCTOBER          TO DATE

SOURCES OF CASH

     Income (Loss) From Operations                       $   (612,260)  $   (647,419)  $(20,996,065)   $    108,908    $(30,027,003)
                                                         ------------   ------------   ------------    ------------    ------------
           Add:  Depreciation, Amortization
           & Other Non-Cash Items                                   -              -     20,908,177               -      20,929,023
                                                         ------------   ------------   ------------    ------------    ------------
           Proceeds From Sale of Plant                              -              -      2,650,000               -       2,650,000
                                                         ------------   ------------   ------------    ------------    ------------
           CASH GENERATED FROM OPERATIONS                    (612,260)      (647,419)     2,562,112         108,908      (6,447,980)
                                                         ------------   ------------   ------------    ------------    ------------
     Add: Decrease in Assets:
               Accounts Receivable                          1,692,625        111,234         13,854           4,706       9,705,227
                                                         ------------   ------------   ------------    ------------    ------------
               Inventory                                            -              -              -               -      10,346,543
                                                         ------------   ------------   ------------    ------------    ------------
               Prepaid Expenses & Deposits                    275,070        484,567         57,550          20,000       2,330,148
                                                         ------------   ------------   ------------    ------------    ------------
               Property, Plant & Equipment                          -              -              -               -          97,859
                                                         ------------   ------------   ------------    ------------    ------------
               Other: Change in Other Long-Tem Assets               -              -              -               -          47,187
                                                         ------------   ------------   ------------    ------------    ------------
           Increase in Liabilities:
               Pre Petition Liabilities                             -              -         58,069               -          58,069
                                                         ------------   ------------   ------------    ------------    ------------
               Post Petition Liabilities                      121,525        207,765         38,025               -       1,466,161
                                                         ------------   ------------   ------------    ------------    ------------
           TOTAL SOURCES OF CASH (A)                     $  1,476,960   $    156,147   $  2,729,610    $    133,614    $ 17,603,215
                                                         ------------   ------------   ------------    ------------    ------------


USES OF CASH
           Increase in Assets:
               Accounts Receivable                       $          -   $          -   $          -    $          -    $          -
                                                         ------------   ------------   ------------    ------------    ------------
               Inventory                                            -              -              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
               Prepaid Expenses & Deposits                          -              -              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
               Property, Plant & Equipment                          -              -              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
               Other accured expenses                               -              -              -               -               -
                                                         ------------   ------------   ------------    ------------    ------------
           Decrease in Liabilities:
               Pre Petition Liabilities                  $  1,609,259   $    380,120   $          -    $  2,212,249    $ 17,017,349
                                                         ------------   ------------   ------------    ------------    ------------
               Post Petition Liabilities                            -              -              -          27,739         215,718
                                                         ------------   ------------   ------------    ------------    ------------
           TOTAL USES OF CASH (B)                        $  1,609,259   $    380,120   $          -    $  2,239,988    $ 17,233,067
                                                         ------------   ------------   ------------    ------------    ------------
NET SOURCE (USE) OF CASH (A-B=NET)                       $   (132,299)  $   (223,973)  $  2,729,610    $ (2,106,374)   $    370,149
                                                         ------------   ------------   ------------    ------------    ------------
CASH - BEGINNING BALANCE (See OPR-1)                     $  1,195,760   $  1,063,461   $    839,488    $  3,569,098    $  1,092,575
                                                         ------------   ------------   ------------    ------------    ------------
CASH - ENDING BALANCE (See OPR-1)                        $  1,063,461   $    839,488   $  3,569,098    $  1,462,724    $  1,462,724
                                                         ============   ============   ============    ============    ============




(1) Represents loss from sale of substantially all of the assets of the Company including property, plant and equipment and operating supplies, rolls, molds, etc.

CASE NAME: Ashland Steel Liquidating Company
              fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

                                                CASH DISBURSEMENT DETAIL
                                                ------------------------

                    Date                                    Payee                                      Amount
             ------------------- ------------------------------------------------------------- -----------------------

Account #70936836 & 98239
-------------------------
                      10/1/2003  Hartford Fire Insurance Company                                             $ 22,975
                      10/2/2003  National City Bank Line of Credit Fee                                            299
                     10/24/2003  Bank Analysis Charges                                                            164
                        Various  FedEx                                                                            283
                     10/30/2003  ADP Investor Communication Services                                            2,978
                                                                                               -----------------------
                                                                                                             $ 26,699
                                                                                               -----------------------

Account 626225676 & 626225668
-----------------------------
                      10/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 1                                      $ 174
                      10/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 1                                      1,471
                      10/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 1                                        174
                      10/2/2003  Transfer KIT Withholding                                                         395
                     10/14/2003  Transfer 941 P/R Taxes Hourly Deposit # 2                                         85
                     10/14/2003  Transfer 941 P/R Taxes Hourly Deposit # 2                                      1,396
                     10/14/2003  Transfer 941 P/R Taxes Hourly Deposit # 2                                         85
                     10/15/2003  Transfer KIT Withholding                                                         339
                     10/15/2003  Bank Service Charge - September                                                   26
                                                                                               -----------------------
                                                                                                              $ 4,144
                                                                                               -----------------------

Account # 39353008
------------------
                      9/30/2003  Salary Payroll                                                               $ 4,983
                     10/10/2003  Kevin Bair                                                                     3,938
                     10/13/2003  Core Risk Services                                                             3,857
                     10/13/2003  Bowne                                                                            601
                     10/13/2003  Custom Data Services                                                              60
                     10/13/2003  Ceridian Employer Services                                                        94
                     10/13/2003  AEP                                                                               21
                     10/13/2003  Alltel                                                                           208
                     10/13/2003  Cannonsburg Water District                                                       188
                     10/15/2003  Salary Payroll                                                                 4,971
                     10/15/2003  All Seasons Storage                                                              225
                     10/21/2003  U.S. Trustee                                                                   8,000
                     10/21/2003  AT&T                                                                             441
                     10/21/2003  AT&T                                                                           1,651
                     10/21/2003  AT&T Wireless                                                                    183
                     10/21/2003  Mark Grimm                                                                       400
                     10/21/2003  Metlife                                                                           12
                     10/21/2003  Ceridian Employer Services                                                       137
                     10/30/2003  Bowne                                                                            577
                     10/31/2003  Salary Payroll                                                                 4,041
                                                                                               -----------------------
                                                                                                             $ 34,586
                                                                                               -----------------------


                                                                                               -----------------------
                                                                                        TOTAL                $ 65,429
                                                                                               =======================

CASE NAME: Ashland Steel Liquidating Company
              fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

                                                CASH RECEIPTS DETAIL
                                                --------------------

                    Date                              Payee                                Amount
            --------------------- -----------------------------------------------   ----------------------
Account #754119200
------------------
                      10/21/2003  Aztec Trailer Sales                                           $   1,569
                      10/21/2003  PNC Advisors - Electrode Settlement                              80,000
                      10/21/2003  Marsh USA, Inc. - Return Ins. Premium                            72,846
                      10/21/2003  Marsh USA, Inc. - Return Ins. Premium                             9,881
                      10/31/2003  Aztec Trailer Sales                                               3,137
                                                                                    ----------------------
                                                                                                $ 167,433
                                                                                    ----------------------


Account #754201618
------------------
                      10/31/2003  Arter & Hadden LLP                                                3,871
                                                                                    ----------------------


                                                                                    ----------------------
                                                                           TOTAL                $ 171,304
                                                                                    ======================